UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRIDENT ACQUISITIONS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

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TRIDENT ACQUISITIONS CORP.
77 Water Street, Fl 8
New York, NY 10005

October [___], 2019

Dear Stockholder:

On behalf of the Board of Directors of Trident Acquisitions Corp. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154
On:	November 26, 2019
Time:	10 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter and are also available, together with our Annual Report for the fiscal year ended December 31, 2018, at http://www.tridentacquisitions.com. We are first mailing these materials to our stockholders on or about [____], 2019.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to (i) the election of certain directors, (ii) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional 180 days, from December 1, 2019 (the “Current Termination Date”) to May 29, 2020 (the “Extended Termination Date”), (iii) a proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 29, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, (iv) to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019 (the “Auditor Proposal”), and (v) consideration of any other business matters properly brought before the Annual Meeting.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company’s IPO prospectus and charter provide that the Company initially had until December 1, 2019 to complete its initial business combination. Following the completion of our IPO in June 2018, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”).

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting.  You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Trident Acquisitions Corp.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Trident Acquisitions Corp., 77 Water Street, Fl 8, New York, NY 10005.

Sincerely,

/s/ Ilya Ponomarev
Ilya Ponomarev
Chief Executive Officer

[___], 2019

TRIDENT ACQUISITIONS CORP.
77 Water Street, Fl 8

New York, NY 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 26, 2019

To the Stockholders of Trident Acquisitions Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Trident Acquisitions Corp. (the “Company”), a Delaware corporation, will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on November 26, 2019, at 10 a.m. local time, for the following purposes:

1.	To elect two (2) Class I directors to serve until the 2022 Annual Meeting of Stockholders and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death.

2.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional 180 days, from December 1, 2019 to May 29, 2020 (the “Extended Termination Date”).

3.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 29, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date.

4.	A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Auditor Proposal”).

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on October 31, 2019 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors.

Ilya Ponomarev
Chief Executive Officer

New York, New York

[___], 2019

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 26, 2019. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://TRIDENTACQUISITIONS.COM.

TRIDENT ACQUISITIONS CORP.
77 Water Street, Fl 8

New York, NY 10005

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 26, 2019

FIRST MAILED ON OR ABOUT [___], 2019

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Trident Acquisitions Corp. (the “Company”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 on November 26, 2019, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 77 Water Street, Fl 8, New York, NY 10005, and its telephone number, including area code, is (646) 229-7549.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect two (2) Class I directors to serve until the 2022 Annual Meeting of Stockholders and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation, removal or death.

2.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “extension”) for an additional 180 days, from December 1, 2019 to May 29, 2020 (the “Extended Termination Date”).

3.	A proposal to amend (the “Trust Amendment”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of May 29, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date.

4.	A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Auditor Proposal”).

5.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete a business combination. The Company’s IPO prospectus and charter provide that the Company initially had until December 1, 2019 to complete its initial business combination. Following the completion of our IPO in June 2018, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential business combination opportunities. As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”).

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on October 31, 2019 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [___], 2019.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the meeting is [___]. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of [____] shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares.  If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (election of directors) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Auditor Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of Directors	Plurality of the votes cast (the two nominees receiving the most “For” votes in Class I)	No
Charter Amendment	Majority of outstanding shares	No
Trust Amendment	75% of the shares of common stock sold in the IPO	No
Auditor Proposal	Majority of the shares present in person or by proxy and entitled to vote	Yes

Abstentions will have no effect on the vote for the election of directors, but will count as a vote against each of the other proposals.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the nominees named in this Proxy Statement, the Charter Amendment and the Trust Amendment and the Auditor Proposal.

●	You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2018 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2018 Annual Report and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Trident Acquisitions Corp., 77 Water Street, Fl 8, New York, NY 10005; Attention: Secretary, or call the Company promptly at (646) 229-7549.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report and Proxy Statement, and you would like to receive a single copy of Annual Report and Proxy Statement, please specify such request in writing and send such written request to Trident Acquisitions Corp., 77 Water Street, Fl 8, New York, NY 10005; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Annual Meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Annual Meeting). For illustrative purposes, based on funds in the trust account of approximately $[___] million on [___], 2019, the estimated per share conversion price would have been approximately $10.[__].

In order to exercise your conversion rights, you must:

●	check the box on the proxy card to elect conversion;

●	affirmatively vote for or against both the Charter Amendment and the Trust Amendment;

●	submit a request in writing prior to 5:00 p.m., Eastern time on [__], 2019 (two business days before the Annual Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, NY 10004
Attn: [__]
E-mail: [__]

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Annual Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by May 29, 2020 (assuming we have extended the time we have to complete a business combination to such date under our current certificate of incorporation and subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of [___], 2019.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock		Approximate Percentage of Outstanding Shares of Common Stock

Oleksii Tymofiev	3,000		*
Vadim Komissarov(2)	115,000		*
Michael Wilson	1,500		*
Ilya Ponomarev(3)	1,842,440	(4)	7.0%
Edward S. Verona	20,000		*
Woodborough Investments, Ltd.(4)	100,000		*
Eastpower OÜ(5)	1,502,440		5.7%
Polar Asset Management Partners Inc.(6)	2,426,405		9.2%
Weiss Asset Management LP(7)	2,126,138		8.1%
WAM GP LLC(7)	2,126,138		8.1%
Andrew M. Weiss, Ph.D(7)	2,126,138		8.1%
Hudson Bay Capital Management LP(8)	1,650,000		6.3%
Sander Gerber(8)	1,650,000		6.3%
All directors and executive officers as a group (6 individuals)	2,081,940		7.9%

(1)	Unless otherwise indicated, the business address of each of the individuals is 77 Water Street, Fl 8, New York, NY 10005.

(2)	Includes the 100,000 shares underlying the private units held by Woodborough Investments, Ltd. over which Vadim Komissarov has voting and dispositive power.

(3)	Represents shares owned by Eastpower OÜ. Ilya Ponomarev is the sole director of Eastpower OÜ.

(4)	Vadim Komissarov has voting and dispositive power over such shares.

(5)	Ilya Ponomarev is the sole director of Eastpower OÜ.

(6)	Based on a Schedule 13G filed by the reporting person. The reporting person has a business address of 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(7)	Based on a Schedule 13G filed by the reporting person. The reporting person has a business address of 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

(8)	Based on a Schedule 13G filed by the reporting person. The reporting person has a business address of 777 Third Avenue, 30th Floor, New York, NY 10017. Hudson Bay Capital Management LP serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the shares of Common Stock reported herein are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of Common Stock held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

Our Board of Directors currently consists of five (5) members. We have a classified Board of Directors, which is divided into three classes, each with terms expiring at different times. The three classes are currently comprised of the following directors:

●	Class I consists of directors who are serving until the Annual Meeting (comprising Vadim Komissarov and Thomas Gallagher).

●	Class II consists of directors who are serving until our 2020 annual meeting (comprising Edward S. Verona and Gennadii Butkevych).

●	Class III consists of a director who is serving until our 2021 annual meeting (comprising Ilya Ponomarev).

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each such class will consist of an equal number of directors.

Information Regarding the Nominees

The term of the two Class I directors will expire on the date of the Annual Meeting. Mr. Komissarov and Mr. Gallagher are standing for re-election to the Board of Directors.

We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a Class I director at the Meeting will continue until our annual meeting of stockholders held in 2022, and until a successor has been elected and qualified. There are no arrangements or understandings between any of our directors or executive officers and any other person pursuant to which he or she is or was to be selected as one of our directors or officers. There are no family relationships among directors or executive officers of the Company.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two (2) nominees named above, each of whom is currently one of our directors. Each nominee has consented to be named as a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

Information Regarding the Nominees, Other Members of the Board of Directors and Executive Officers

The following table sets forth the positions and offices presently held with the Company by each officer, director and nominee.

Name	Age	Position

Ilya Ponomarev	42	Chief Executive Officer and Director
Edward S. Verona	63	Non-Executive Chairman and Director
Oleksii Tymofiev	40	Chief Operating Officer
Vadim Komissarov	46	President, Chief Financial Officer and Director
Michael Wilson	52	Secretary and Treasurer
Thomas Gallagher	69	Director
Gennadii Butkevych	59	Director

The following is a summary of the biographical information of our director-nominees:

Vadim Komissarov has served as our President since our inception. Mr. Komissarov was appointed our Chief Financial Officer and to the Board of Directors on April 29, 2016. Prior to April 29, 2016, Mr. Komissarov served as our Secretary and Treasurer. In March 2015, Mr. Komissarov founded VK Consulting, Inc., a financial advisory services firm for which he is a director. Prior to that, from August 2014 until April 2015, Mr. Komissarov was an advisor to UMW Technology and UMW corporation Sdn Bhd. From September 2009 until March 2014 he was the co-founder and head of investment banking from Globex Capital, an investment banking and financial advisory firm. Mr. Komissarov started his investment banking career in New York working for international banks, including Merrill Lynch and Bank of New York, handling private equity transactions and ADR programs for Eastern European clients. Mr. Komissarov holds an MBA degree from NYU’s Stern School of Business. We believe that Mr. Komissarov is qualified to serve as a member of our Board of Directors because of his expertise in international investment banking, mergers and acquisition experience in Eastern Europe and CIS countries, and his appointments on the Board of Directors of prominent Eastern European financial institutions.

Thomas Gallagher has served as our director since April 29, 2016. Since 2009 Mr. Gallagher has been the Chairman of Exchequer Capital GmbH, a wealth advisory firm. Mr. Gallagher serves as a directors of a number of private companies, as well as serving as an Advisor to the Chairman, Eurasian Bank, Kazakhstan on Private Banking, and to the Chairman, SkyBridge Capital AG in Zürich, Switzerland. He was the Head of Alternative Investments, Valartis Asset Management from February 2008 to September 2008. Prior to that since 2003 he worked for Moore Capital Management as Director of European Wealth Management in Alstra Capital Management, and a Director of the Fund Investment Group. From 2000–2003 he was the founder in Oak Hill Platinum Partners, doing financial & institutional fundraising and products consulting. Earlier in his career he worked as legislation Counsel in Joint Committee on Taxation of The Congress of the United States and later worked at Counsel in Davis Polk & Wardwell; Milbank, Tweed, Hadley & McCloy; Gallagher & Blitz; Chadborne & Parke; and O’Connor & Hannan. Mr. Gallagher has LL.M., Yale Law School, J.D., Magna Cum Laude, Loyola Law School (N.O.), A.B., Villanova University. We believe that Mr. Gallagher is qualified to serve as a member of our Board of Directors because of his experience in fund management, his international investment risk management expertise, and his relationships with prominent business leaders in Eastern Europe and CIS countries.

Officer and Director Qualifications

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Legal Proceedings

There are no material proceedings to which any director or executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Vote Required and Board of Directors’ Recommendation

The nominees for Class I director receiving a plurality of the votes cast will be elected to the Board of Directors as Class I Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR the election of all of the above director nominees.

PROPOSAL 2: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 180 days to May 29, 2020 (the “Extended Termination Date”). Initially, the Company had until December 1, 2019 to complete its initial business combination (the “Current Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [_____] shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from the Current Termination Date to the Extended Termination Date.

The Company is actively working to complete a “business combination” as defined under the Company’s charter, but the Company has not signed a definitive agreement and therefore will be unable to consummate a business combination by the Current Termination Date. The Charter Amendment is essential to allow the Company more time to consummate a business combination prior the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on sourcing and performing due diligence on potential target companies, circumstances warrant providing public stockholders an opportunity to consider the Extension and allow the Company an opportunity to consummate a business combination.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

Approval of the amendment to the amended and restated certificate of incorporation requires the affirmative vote of at least a majority of the outstanding shares of common stock. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

The Board recommends a vote FOR the Charter Amendment.

PROPOSAL 3: THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust to the Extended Termination Date and make other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. If more than [_____________] shares are elected to be redeemed at the Annual Meeting, we will not effect the Charter Amendment or the Trust Amendment and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate a business combination. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by December 1, 2019, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of at least 75% of the outstanding public shares is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

The Board recommends a vote FOR the Trust Amendment.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of Marcum LLP (“Marcum”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2019. The Company is requesting that its stockholders ratify the appointment.

In the event that ratification of this appointment of the Company’s independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the proposal, the appointment of the Company’s independent registered public accounting firm will be reconsidered by the Company’s Audit Committee. Unless indicated to the contrary, proxies received will be voted for ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Representatives of Marcum LLP have been invited to but are not expected to be present at the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required for approval of this proposal.

The Board recommends a vote FOR ratification of the appointment of Marcum.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In March 2016, we sold an aggregate of 3,737,500 shares of our common stock for $25,000, or approximately $.007 per share, to VK Consulting, Inc., which is controlled by Vadim Komissarov. Such shares were subsequently sold to the pre-initial public offering stockholders of the Company.

Channingwick Limited, BGV Croup Limited. Lake Street Fund L.P., Mount Wilson Global Fund L.P., and FLOCO Ventures LLC, certain of our stockholders, purchased, pursuant to written purchase agreements with us, 1,150,000 private units for a total purchase price of $11,500,000, from us. These purchases took place on a private placement basis simultaneously with the consummation of our initial public offering. The private units are identical to the units sold in our initial public offering. However, the holders have agreed (A) to vote their private shares and any public shares acquired in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to our certificate of incorporation that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by December 1, 2019, unless we provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, (C) not to convert any shares (including the private shares) into the right to receive cash from the trust account in connection with a stockholder vote to approve our proposed initial business combination (or sell any shares they hold to us in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of our certificate of incorporation relating to the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by December 1, 2019 and (D) that the private shares shall not be entitled to be redeemed for a pro rata portion of the funds held in the trust account if a business combination is not consummated. Additionally, our insiders (and/or their designees) have agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the insider shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the insider shares must agree to, each as described above) until the completion of our initial business combination.

In order to meet our working capital needs, our insiders, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $200,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our stockholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we do not complete a business combination, any outstanding loans from our insiders, officers and directors or their affiliates, will be repaid only from amounts remaining outside our trust account, if any.

The holders of our insider shares, as well as the holders of the private units (and underlying securities) and any shares our insiders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units or shares issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

VK Consulting, Inc., a company owned by Vadim Komissarov, one of our officers, has agreed that, commencing on the date of our initial public offering through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay VK Consulting, Inc. $7,500 per month for these services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with our initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination. We believe that the fee charged by our sponsor is at least as favorable as we could have obtained from an unaffiliated person.

In December 2016, VK Consulting, Inc., a company owned by Vadim Komissarov, one of our officers, loaned us $425,000 to cover expenses related to the initial public offering. The loan is payable without interest at the closing of a business combination.

In October 2017, Edward S. Verona, one of our directors, loaned us $100,000 to cover expenses related to the initial public offering. The loan was repaid at the closing of the initial public offering.

In February 2018, (i) Atidan Ventures, LLC, one of our stockholders, loaned to us $100,000 to cover expenses related to the initial public offering, and (ii) FLOCO Ventures, LLC, one of our stockholders, loaned us $200,000 to cover expenses related to the initial public offering. The loans were repaid at the closing of the initial public offering.

Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our insiders or any of the members of our management team, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, board, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our insiders, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will our insiders, or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2018, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Thomas Gallagher, Edward S. Verona and Gennadii Butkevych. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

The Company’s management is responsible for identifying, assessing and managing the material risks facing the business. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk.  Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks.  In accordance with NASDAQ Capital Market requirements and as set forth in its charter, the Audit Committee periodically reviews and discusses the Company’s business and financial risk management and risk assessment policies and procedures with senior management, the Company’s independent auditor.  The Audit Committee reports its risk assessment function to the Board.  The roles of the Board and the Audit Committee in the risk oversight process have not affected the Board leadership structure.

The Board of Directors did not hold any meetings during the year ended December 31, 2018, but instead conducted business by written consent, and the Audit Committee held two (2) meetings.During fiscal year ended December 31, 2018, no director attended fewer than 75% of the meetings of the Board committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meeting of stockholders in person or by teleconference.

Audit Committee

We established an audit committee of the board of directors at the closing of our initial public offering, which consists of Thomas Gallagher, Edward S. Verona and Gennadii Butkevych, each of whom is an independent director. Thomas Gallagher serves as chairman of the audit committee. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Thomas Gallagher qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a compensation committee of the board of directors at the closing of our initial public offering consisting of Thomas Gallagher, Edward S. Verona and Gennadii Butkevych, each of whom is an independent director. Edward S. Verona serves as chairman of the compensation committee. We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Thomas Gallagher, Edward S. Verona and Gennadii Butkevych will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Trident Acquisitions Corp., 77 Water Street, Fl 8, New York, NY 10005; Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

●	we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

●	we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

●	we have not granted any equity-based awards.

Other than the monthly administration fee payable to VK Consulting, Inc., no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of a business combination. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate a business combination.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Board, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2018 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2018 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully submitted by the Audit Committee,

Thomas Gallagher, Edward S. Verona and Gennadii Butkevych

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

ACCOUNTANT FEES AND SERVICES

The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2018 and 2017 totaled approximately $91,100 and $12,500, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards during the year ended December 31, 2018 and 2017.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2018 and 2017.

All Other Fees. We did not pay Marcum for other services for the year ended December 31, 2018 and 2017.

Pre-Approval of Services

Our audit committee was formed upon the consummation of our Initial Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Secretary at our principal executive office on or before [__________], 2020. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least [$2,000] in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than [_________], 2020. If a shareholder who wishes to present a proposal fails to notify us by [________], 2020, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3 and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Trident Acquisitions Corp., 77 Water Street, Fl 8, New York, NY 10005, we will provide without charge to each person requesting a copy of our 2018 Annual Report, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2018 Annual Report, is available on our website at https://tridentacquisitions.com.

By Order of the Board of Directors.

Ilya Ponomarev
Chief Executive Officer

New York, New York

[_____], 2019

PROXY CARD
TRIDENT ACQUISITIONS CORP.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 26, 2019: The Proxy Statement and Annual Report to Stockholders are available at http://www.https://tridentacquisitions.com/investors.

The undersigned hereby appoints Vadim Komissarov and Ilya Ponomarev, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Trident Acquisitions Corp., to be held on November 26, 2019 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated [___], 2019 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	THE ELECTION OF TWO CLASS I DIRECTORS TO SERVE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐
WITHHOLD AUTHORITY to vote for all nominees listed below.☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Vadim Komissarov (Class I Director) Thomas Gallagher (Class I Director)

2.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) FOR AN ADDITIONAL 180 DAYS, TO MAY 29, 2020.

For ☐	Against ☐	Abstain ☐

3.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S EXISTING INVESTMENT MANAGEMENT TRUST AGREEMENT TO MAKE CHANGES NECESSARY TO REFLECT THE EXTENSION.

For ☐	Against ☐	Abstain ☐

4.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

For ☐	Against ☐	Abstain ☐

☐ Intention to Exercise Conversion Rights. If you intend to exercise your conversion rights, please check this box. Checking this box, however, is not sufficient to exercise your conversion rights. You must comply with the procedures set forth in the proxy statement under the heading “Conversion Rights.”

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD’S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR THE OTHER PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.